UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  February 21, 2013
(Date of earliest event reported: February 21, 2013)

Revlon Consumer Products Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant's telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 21, 2013, Revlon, Inc. ("Revlon") issued a press release (the “Press Release”) announcing that Revlon Consumer Products Corporation (“RCPC”), Revlon’s wholly-owned operating subsidiary, entered into an amendment, dated as of February 21, 2013 (the “Term Loan Amendment”), to its Third Amended and Restated Term Loan Agreement, dated as of May 19, 2011 (the “Term Loan Agreement”).

The full text of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 1.01.  A copy of the Term Loan Amendment is attached hereto as Exhibit 4.1 and its terms are incorporated by reference into this Item 1.01.  The Term Loan Agreement, before giving effect to the Term Loan Amendment, was filed with the Securities and Exchange Commission on May 20, 2011 as Exhibit 4.1 to RCPC’s Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1
Amendment No. 1 to Credit Agreement, dated as of February 21, 2013, to the Third Amended and Restated Term Loan Agreement, dated as of May 19, 2011, among Revlon Consumer Products Corporation, as borrower, Citicorp USA, Inc., as Administrative Agent and Collateral Agent, and each lender thereunder.

99.1
Press Release, dated February 21, 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on February 21, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
REVLON CONSUMER PRODUCTS CORPORATION

By: /s/ Lauren Goldberg Lauren Goldberg Executive Vice President and General Counsel
Date: February 21, 2013

EXHIBIT INDEX

Exhibit No.	Description

4.1
Amendment No. 1 to Credit Agreement, dated as of February 21, 2013, to the Third Amended and Restated Term Loan Agreement, dated as of May 19, 2011, among Revlon Consumer Products Corporation, as borrower, Citicorp USA, Inc., as Administrative Agent and Collateral Agent, and each lender thereunder.

99.1
Press Release, dated February 21, 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on February 21, 2013).

3